UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 9, 2025
Date of Report (date of earliest event reported)

STEPSTONE GROUP INC.
(Exact name of registrant as specified in charter)

Delaware	001-39510		84-3868757
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

277 Park Avenue, 45th Floor	New York,	NY	10172
(Address of Principal Executive Offices)			(Zip Code)
(212) 351-6100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 9, 2025, as described below, upon the recommendation of the Board of Directors (the “Board”) of StepStone Group Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to limit the liability of certain officers as permitted by Delaware law (the “Exculpation Amendment”). The details of the Exculpation Amendment were disclosed in the Company’s definitive proxy statement (the “Proxy Statement”) for its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), filed with the Securities and Exchange Commission on July 25, 2025, which description is incorporated herein by reference.
As a result, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on September 10, 2025, which became effective upon filing.
The foregoing description of the Exculpation Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
On September 9, 2025, as described below, upon the recommendation of the Board, the Company’s stockholders also approved amendments to the Certificate of Incorporation to remove obsolete provisions and make certain other clarifying, technical and conforming changes (the “Clean-Up Amendments”), the details of which were disclosed in the Proxy Statement, which description is incorporated herein by reference. The Company intends to file a Certificate of Amendment to the Certificate of Incorporation setting forth the Clean-Up Amendments with the Secretary of State of the State of Delaware on September 18, 2025 and will disclose such fact in a separate Current Report on Form 8-K following the filing of the applicable Certificate of Amendment.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On September 9, 2025, the Company held its 2025 Annual Meeting for the purposes of (i) electing nine director nominees named in the Proxy Statement to serve for a one-year term; (ii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026; (iii) approving, on a non-binding and advisory basis, the compensation of our named executive officers (“Say-on-Pay”); (iv) approving the Exculpation Amendment; and (v) approving the Clean-Up Amendments. As of the record date of July 15, 2024, there were 78,552,912 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), and 39,504,186 shares of the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”), outstanding. Stockholders were entitled to one vote per share of Class A Common Stock held and five votes per share of Class B Common Stock held on the matters presented at the Annual Meeting. The Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting. Of the total 276,073,842 votes eligible to be cast at the Annual Meeting, shares entitled to cast 268,858,771 votes were represented. The final results of the stockholder vote are set forth below.
Proposal 1 – Election of Directors
The Company’s stockholders elected each of the nominees for director named in the Proxy Statement, each to serve for a one-year term to expire at the Company’s 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification. The following nine directors were elected by the votes shown below.

	FOR	WITHHELD	BROKER NON-VOTES
Monte M. Brem	226,603,598	37,131,484	5,123,689
Valerie G. Brown	260,525,044	3,210,038	5,123,689
Jose A. Fernandez	242,080,582	21,654,500	5,123,689
Scott W. Hart	238,644,364	25,090,718	5,123,689
David F. Hoffmeister	257,352,916	6,382,166	5,123,689
Thomas Keck	240,977,337	22,757,745	5,123,689
Michael I. McCabe	240,937,986	22,797,096	5,123,689
Steven R. Mitchell	239,525,210	24,209,872	5,123,689
Anne L. Raymond	258,736,646	4,998,436	5,123,689
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The selection was ratified by the votes shown below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
265,243,485	3,596,494	18,792	0
Proposal 3 – Say-on-Pay
The Company’s stockholders, on a non-binding and advisory basis, voted to approve the compensation of the Company’s named executive officers. The Say-on-Pay proposal was approved by the votes shown below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
255,051,724	8,663,534	19,824	5,123,689
Proposal 4 – Exculpation Amendment
The Company’s stockholders voted to approve the Exculpation Amendment. The Exculpation Amendment was approved by the votes shown below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
259,188,142	4,531,214	15,726	5,123,689
Proposal 5 – Clean-Up Amendments
The Company’s stockholders voted to approve the Clean-Up Amendments. The Clean-Up Amendments were approved by the votes shown below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
263,714,018	4,303	16,761	5,123,689

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPSTONE GROUP INC.

Date: September 11, 2025	By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro
Chief Legal Officer & Secretary